UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Apollo Commercial Real Estate Finance, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Apollo Commercial Real Estate Finance, Inc. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Thursday, July 9, 2026 at 10:00 a.m. Eastern Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/apollocref/2026. If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before July 2, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or email copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Apollo Commercial Real Estate Finance, Inc.: The 2026 Annual Meeting of Stockholders of Apollo Commercial Real Estate Finance, Inc. will be held virtually on Thursday, July 9, 2026 at 10:00 a.m. Eastern Time. As a stockholder of record of Apollo Commercial Real Estate Finance, Inc. as of the close of business on May 18, 2026, you may attend and vote your shares at the virtual Annual Meeting by registering at https:// web.viewproxy.com/apollocref/2026 and using the Virtual Control Number above. Your registration must be received by 11:59 p.m. ET on July 5, 2026. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement and at https://web.viewproxy.com/apollocref/2026. The Board recommends a vote “FOR” the election of all of the nominees listed below and “FOR” Proposals 2 and 3. Proposal 1: The election of eight directors to serve on Apollo Commercial Real Estate Finance, Inc.’s board of directors until Apollo Commercial Real Estate Finance, Inc.’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify. NOMINEES: (1) Mark C. Biderman (5) Katherine G. Newman (2) Pamela G. Carlton (6) Stuart A. Rothstein (3) Brenna Haysom (7) Michael E. Salvati (4) Robert A. Kasdin (8) Carmencita N.M. Whonder Proposal 2: The ratification of the appointment of Deloitte & Touche LLP as Apollo Commercial Real Estate Finance, Inc.’s independent registered public accounting firm for the 2026 fiscal year. Proposal 3: A resolution to approve, on an advisory basis, the compensation of Apollo Commercial Real Estate Finance, Inc.’s named executive officers, as more fully described in the accompanying proxy statement. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Internet: Email: Go to https://web.viewproxy.com/apollocref/2026 By email at: requests@viewproxy.com Have the 11-digit Control Number available when you access the website and follow the instructions. * If requesting material by email, please send a blank email with the company name and your 11-digit Control Number in the subject line. No Telephone: other requests, instructions, or other inquiries should be included within this email request. Call 1-877-777-2857 Toll Free CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to https://web.viewproxy.com/apollocref/2026 Have your 11-digit Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to https://web.viewproxy.com/apollocref/2026 Have your 11-digit Control Number available and follow the prompts. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: 1-866-804-9616 Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. Scan QR Code for Digital Voting Apollo Commercial Real Estate Finance, Inc.